UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 29, 2006
NEENAH FOUNDRY COMPANY
(Exact name of registrant as specified in its charter)

WISCONSIN (State or other jurisdiction of incorporation)	333-28751 (Commission File Number)	39-1580331 (IRS Employer Identification No.)
2121 BROOKS AVENUE
P.O. BOX 729
NEENAH, WISCONSIN 54957
(Address of Principal executive offices, including Zip Code)
(920) 725-7000
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
The information included in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Senior Secured Notes and Senior Subordinated Notes
On December 29, 2006, Neenah Foundry Company (“Neenah” or the “Company”) completed its previously announced private placement of $225 million of 9 1/2% Senior Secured Notes due 2017 (the “Senior Secured Notes”) pursuant to an Indenture dated December 29, 2006 (the “2017 Indenture”), among Neenah, the guarantors named therein, and The Bank of New York Trust Company, N.A., as trustee.
On December 29, 2006, Neenah also closed a separate private placement of $75 million of 12 1/2% Senior Subordinated Notes due 2013 (the “Senior Subordinated Notes”, and together with the Senior Secured Notes, the “Notes”) in exchange for $75 million of its $100 million of outstanding 13% Senior Subordinated Notes due 2013.
Neenah used the net proceeds from the Senior Secured Notes to repay its outstanding indebtedness under its existing credit facility, which has been replaced by a new credit facility (described below), as well as repurchase all $133.13 million of its outstanding 11% Senior Secured Notes due 2010 that were tendered in Neenah’s previously announced tender offer and consent solicitation relating to such notes, and redeem the remaining $25 million of its 13% Senior Subordinated Notes due 2013. A notice of redemption relating to the 13% Senior Subordinated Notes due 2013 was issued on December 29, 2006. The 13% Senior Subordinated Notes due 2013 will be redeemed on February 2, 2007.
The sale of the Notes was not registered under the Securities Act of 1933, as amended, or applicable state securities laws. The Notes have been sold only to institutional accredited investors, qualified institutional buyers under Rule 144A and outside the United States in compliance with Regulation S under the Securities Act. Unless registered, the Notes may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws.
Senior Secured Notes
The Senior Secured Notes are fully and unconditionally guaranteed by all of Neenah’s existing and certain future direct and indirect wholly-owned domestic restricted subsidiaries (the “Guarantors”). The Senior Secured Notes and the guarantees are secured by a first-priority lien on substantially all of the Company’s and the Guarantors’ assets (other than accounts receivable, inventory, casting patterns and core boxes, business interruption insurance policies, certain inter-company loans, cash and deposit accounts and related assets, subject to certain exceptions, and any proceeds of the foregoing) and by a second-priority lien, junior to a lien for the benefit of the Company’s new credit facility lenders, on the Company’s and the Guarantors’ accounts receivable, inventory, casting patterns and core boxes, business interruption insurance policies, certain inter-company loans, cash and deposit accounts and related assets, subject to certain exceptions, and any proceeds of the foregoing. The Senior Secured Notes and the guarantees thereof rank equally in right of payment with all of the Company’s and the Guarantors’ existing and future senior indebtedness and senior to all of the Company’s and the Guarantors’ existing and future subordinated indebtedness. The Senior Secured Notes mature on January 1, 2017. Neenah will pay interest on the Senior Secured Notes semi-annually in arrears on January 1 and July 1 of each year, starting on July 1, 2007. A copy of the 2017 Indenture, including the form of note, is filed as Exhibit 4.1 hereto and is incorporated herein by reference.
Senior Subordinated Notes
The Senior Subordinated Notes were issued pursuant to an exchange agreement dated December 29, 2006 (the “Exchange Agreement), among Neenah, the guarantors named therein, and Tontine Capital Partners, L.P. (“Tontine”), the controlling shareholder of ACP Holding Company, which is Neenah’s ultimate parent company. Pursuant to the Exchange Agreement, the $75 million of Senior Subordinated Notes were issued to Tontine in exchange for an equal principal amount of the Company’s outstanding 13% Senior Subordinated Notes due 2013 held by Tontine. The Senior Subordinated Notes are fully and unconditionally guaranteed by the Guarantors. The Senior Subordinated Notes mature on September 30, 2013. Neenah will pay interest on the Senior Subordinated Notes semi-annually in arrears on January 1 and July 1 of each year, starting on July 1, 2007. A copy of the Exchange Agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference. A copy of the Senior Subordinated Note issued to Tontine, including the form of indenture attached to the note (the “2013 Indenture” and together with the 2017 Indenture, the “Indentures”), is filed as Exhibit 4.2 hereto and is incorporated herein by reference.
Indentures and Notes
The Indentures and the Notes set forth certain usual and customary terms and conditions for the Notes. Additionally, the Indentures and the Notes set forth certain restrictive covenants applicable to the Company and its restricted subsidiaries, including certain limitations with respect to: the incurrence of indebtedness; dividends and other restricted payments; creation or incurrence of certain liens; sale and leaseback transactions; sales of assets and subsidiary stock; and merger or consolidation transactions. These covenants are subject to a number of important limitations and exceptions, as set forth in the Indentures.
Registration Rights Agreements
On December 29, 2006, Neenah and the Guarantors entered into a registration rights agreement (the “Senior Secured Notes Registration Rights Agreement”) relating to the Senior Secured Notes with the initial purchaser, Credit Suisse Securities (USA) LLC. Under the Senior Secured Notes Registration Rights Agreement, Neenah and the Guarantors are required to file an exchange offer registration statement with the SEC within 90 days after the issue date of the Senior Secured Notes and to use their respective best efforts to have the exchange offer registration statement declared effective by the SEC within 210 days after the issue date. Neenah and the Guarantors also agreed to file a shelf registration statement to cover resales of the Senior Secured Notes under certain circumstances. If Neenah and the Guarantors are obligated to file a shelf registration statement, they have agreed to file the shelf registration statement with the SEC within 90 days after such filing obligation arises and to use their best efforts to cause the shelf registration statement to be declared effective by the SEC within 210 days after such obligation arises. If Neenah fails to meet these targets, it will be required to pay additional interest on the Senior Secured Notes.
On December 29, 2006, Neenah and the Guarantors also entered into a registration rights agreement (the “Senior Subordinated Notes Registration Rights Agreement”) with Tontine relating to the Senior Subordinated Notes. Under the Senior Subordinated Notes Registration Rights Agreement, Neenah and the Guarantors are required to file an exchange offer registration statement with the SEC within 90 days after it receives a written demand (the “Demand Date”) from Tontine or the holders of a majority of the Senior Subordinated Notes and to use their respective best efforts to have the exchange offer registration statement declared effective by the SEC within 210 days after the Demand Date. Neenah and the Guarantors also agreed to file a shelf registration statement to cover resales of the Senior Subordinated Notes under certain circumstances. If Neenah and the Guarantors are obligated to file a shelf registration statement, they have agreed to file the shelf registration statement with the SEC within 90 days after such filing obligation arises and to use their best efforts to cause the shelf registration statement to be declared effective by the SEC within 210 days after such obligation arises. If Neenah fails to meet these targets, it will be required to pay additional interest on the Senior Subordinated Notes
Copies of the Senior Secured Notes Registration Rights Agreement and the Senior Subordinated Notes Registration Rights Agreement are filed as Exhibit 4.3 and Exhibit 4.4 hereto, respectively, and incorporated herein by reference.
Supplemental Indenture and Other Matters Relating to the 11% Senior Notes
In connection with the tender offer and consent solicitation for the 11% Senior Secured Notes due 2010 (the “11% Notes”) discussed above, Neenah received tenders and consents for $133.13 million in aggregate principal amount of the 11% Notes, representing 100% of the outstanding 11% Notes. On December 29, 2006, Neenah accepted the 11% Notes for purchase and executed a supplemental indenture, dated as of December 29, 2006 (the “Supplemental Indenture”), to the Indenture dated as of October 8, 2003, for the 11% Senior Secured Notes due 2010, among Neenah, the guarantors named therein, and The Bank of New York Trust Company, N.A. (as successor to The Bank of New York), as trustee. Neenah also executed amendments to certain of the related collateral documents. The Supplemental Indenture and the amendments to the related documents eliminate substantially all of the covenants and certain events of default in the indenture related to the 11% Notes and amend the indenture and certain related documents to subordinate the liens securing the 11% Notes to liens securing certain new debt in addition to the liens to which the liens securing the 11% Notes are already subordinated. A copy of the Supplemental Indenture is filed as Exhibit 4.5 hereto and is incorporated herein by reference. Copies of the amendments to the related collateral documents are filed as Exhibits 10.8, 10.9, 10.10, 10.11 and 10.12 hereto and are incorporated herein by reference.
Security Documents
On December 29, 2006, Neenah and its subsidiaries became party to an intercreditor agreement (the “Intercreditor Agreement”) with The Bank of New York Trust Company, N.A., as trustee under the 2017 Indenture, and Bank of America, N.A., as agent under the Company’s new credit facility, relating to the relative priorities of their respective security interests in Neenah’s assets securing the Senior Secured Notes and borrowings under Neenah’s new credit facility and certain other matters relating to the administration of security interests. A copy of the Intercreditor Agreement is filed as Exhibit 10.2 hereto and is incorporated herein by reference.
On December 29, 2006, Neenah and certain of its subsidiaries also entered into the following additional agreements granting security interests in certain of the assets securing the Senior Secured Notes and the Guarantees:
•	Security Agreement, dated as of December 29, 2006, by and among Neenah, its subsidiaries party thereto, and the various lenders party thereto in favor of The Bank of New York Trust Company, N.A. for the benefit of the Secured Parties referred to therein;

•	Pledge Agreement, dated as of December 29, 2006, by and among Neenah and its subsidiaries party thereto in favor of The Bank of New York Trust Company, N.A. for the benefit of the Secured Parties referred to therein;

•	Copyright, Patent, Trademark and License Mortgage, dated as of December 29, 2006, by Neenah in favor of The Bank of New York Trust Company, N.A. for the benefit of the Secured Parties referred to therein;

•	Copyright, Patent, Trademark and License Mortgage, dated as of December 29, 2006, by Advanced Cast Products, Inc. in favor of The Bank of New York Trust Company, N.A. for the benefit of the Secured Parties referred to therein; and

•	Copyright, Patent, Trademark and License Mortgage, dated as of December 29, 2006, by Peerless Corporation in favor of The Bank of New York Trust Company, N.A. for the benefit of the Secured Parties referred to therein.
Copies of the above listed documents are filed as Exhibits 10.3, 10.4, 10.5, 10.6 and 10.7, respectively, and are incorporated herein be reference.
New Credit Facility
On December 29, 2006, Neenah and certain of its subsidiaries entered into an Amended and Restated Loan and Security Agreement (the “New Credit Facility”) with Bank of America, N.A., as a lender and agent, Credit Suisse Securities (USA) LLC, as Syndication Agent for the lenders, Banc of America Securities LLC and Credit Suisse Securities (USA) LLC, as Co-Lead Arrangers and Book Managers, and Credit Suisse Cayman Islands Branch, as a lender. The New Credit Facility provides financing of up to $100.0 million and includes a provision permitting the Company to increase the amount of the New Credit Facility by up to $10.0 million under specified conditions. The New Credit Facility has a maturity of five years and includes borrowing capacity available for letters of credit (subject to a sublimit of $20.0 million) and for borrowings from the agent on same-day notice, referred to as swingline loans. Advances under the New Credit Facility generally will be limited to the sum of (a) 85% of eligible accounts receivable plus (b) 50% of eligible extended municipal accounts receivable outstanding plus 25% of eligible extra extended municipal accounts receivable outstanding (but not more than $3 million collectively) plus (c) 75% of the value of eligible inventory (but not more than 85% of the appraised net orderly liquidation value of acceptable inventory, if valued between April 1 and December 31 of any year, and not more than 95% of the appraised net orderly liquidation value of acceptable inventory if valued between January 1 and March 31 of any year) plus (d) 85% of the appraised orderly liquidation value of acceptable casting patterns and core boxes (but not more than $5 million).
The New Credit Facility is unconditionally guaranteed by the Company’s parent entity, NFC Castings, Inc., a Delaware corporation, and by each of the Company’s existing and future direct and indirect domestic subsidiaries. The obligations under the New Credit Facility, and the guarantees of those obligations (as well as any cash management and hedging or other swap agreements), are secured by a first priority lien on substantially all of the Company’s and the guarantors’ accounts receivable, inventory, casting patterns and core boxes, business interruption insurance policies, inter-company loans (to the extent funded from proceeds of loans under the New Credit Facility), cash and deposit accounts (other than proceeds of primary collateral) and related assets, and proceeds of the foregoing, and by a lien that is subordinate to the lien of the Senior Secured Notes on substantially all of Company’s and the guarantors’ other assets.
A copy of the New Credit Facility is filed as Exhibit 10.13 hereto and is incorporated herein by reference.
* * * * *
The foregoing summaries of the Indentures, the Notes, the New Credit Facility and the other documents discussed above are qualified in their entirety by reference to the text of such documents, which are filed as exhibits to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
4.1	Indenture by and among Neenah Foundry Company, the guarantors named therein, and The Bank of New York Trust Company, N.A., as Trustee, dated as of December 29, 2006, for the 9 1/2% Senior Secured Notes due 2017

4.2	12 1/2% Senior Subordinated Note due 2013 issued by Neenah Foundry Company to Tontine Capital Partners, L.P., including the form of indenture relating to the 12 1/2% Senior Subordinated Notes due 2013

4.3	Registration Rights Agreement with respect to 9 1/2% Senior Secured Notes due 2017, by and among Neenah Foundry Company, the guarantors named therein, and Credit Suisse Securities (USA) LLC, dated December 29, 2006

4.4	Registration Rights Agreement with respect to 12 1/2% Senior Subordinated Note due 2013, by and among Neenah Foundry Company, the guarantors named therein, and Tontine Capital Partners, L.P., dated December 29, 2006

Exhibit No.	Description
4.5	Supplemental Indenture, dated as of December 29, 2006, to the Indenture dated as of October 8, 2003, for the 11% Senior Secured Notes due 2010, among Neenah Foundry Company, the guarantors named therein, and The Bank of New York Trust Company, N.A. (as successor to The Bank of New York), as Trustee

10.1	Exchange Agreement by and among Neenah Foundry Company, the guarantors named therein, and Tontine Capital Partners, L.P., dated December 29, 2006, relating to the exchange by Tontine of $75 million of Neenah Foundry Company’s 13% Senior Subordinated Notes due 2013 for the 12 1/2% Senior Subordinated Notes due 2013

10.2	Intercreditor Agreement, dated as of December 29, 2006, by and among Neenah Foundry Company, the guarantors named therein, Bank of America, N.A., as agent, and The Bank of New York Trust Company, N.A., as Trustee and collateral agent

10.3	Security Agreement, dated as of December 29, 2006, by and among Neenah Foundry Company, its subsidiaries party thereto, and the various lenders party thereto in favor of The Bank of New York Trust Company, N.A. for the benefit of the Secured Parties referred to therein

10.4	Pledge Agreement, dated as of December 29, 2006, by and among Neenah Foundry Company, and its subsidiaries party thereto in favor of The Bank of New York Trust Company, N.A. for the benefit of the Secured Parties referred to therein

10.5	Copyright, Patent, Trademark and License Mortgage, dated as of December 29, 2006, by Neenah Foundry Company in favor of The Bank of New York Trust Company, N.A. for the benefit of the Secured Parties referred to therein

10.6	Copyright, Patent, Trademark and License Mortgage, dated as of December 29, 2006, by Advanced Cast Products, Inc. in favor of The Bank of New York Trust Company, N.A. for the benefit of the Secured Parties referred to therein

10.7	Copyright, Patent, Trademark and License Mortgage, dated as of December 29, 2006, by Peerless Corporation in favor of The Bank of New York Trust Company, N.A. for the benefit of the Secured Parties referred to therein

10.8	Amendment, dated as of December 29, 2006, to the Lien Subordination Agreement, dated as of October 8, 2003, among the companies named therein, Bank of America, N.A. (as successor to Fleet Capital Corporation), as Agent for the Senior Lenders referred to therein and The Bank of New York Trust Company, N.A. (as successor to The Bank of New York), as Trustee on behalf of the Noteholders referred to therein

10.9	Amendment, dated as of December 29, 2006, to the Subordinated Pledge Agreement made and entered into as of October 8, 2003 by Neenah Foundry Company in favor of The Bank of New York Trust Company, N.A. (as successor to The Bank of New York), as Trustee on behalf of the Noteholders referred to therein

Exhibit No.	Description
10.10	Amendment, dated as of December 29, 2006, to the Subordinated Pledge Agreement made and entered into as of October 8, 2003 by Advanced Cast Products, Inc. in favor of The Bank of New York Trust Company, N.A. (as successor to The Bank of New York), as Trustee on behalf of the Noteholders referred to therein

10.11	Amendment, dated as of December 29, 2006, to the Subordinated Pledge Agreement made and entered into as of October 8, 2003 by Dalton Corporation in favor of The Bank of New York Trust Company, N.A. (as successor to The Bank of New York), as Trustee on behalf of the Noteholders referred to therein

10.12	Amendment, dated as of December 29, 2006, to the Subordinated Pledge Agreement made and entered into as of October 8, 2003 by Mercer Forge Corporation in favor of The Bank of New York Trust Company, N.A. (as successor to The Bank of New York), as Trustee on behalf of the Noteholders referred to therein

10.13	Amended and Restated Loan and Security Agreement, dated as of December 29, 2006, by and among Neenah Foundry Company, its subsidiaries party thereto, the various lenders party thereto and Bank of America, N.A., as agent

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEENAH FOUNDRY COMPANY
Date: January 8, 2007	/s/ Gary W. LaChey
	Name:	Gary W. LaChey
	Title:	Corporate Vice President - Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Indenture by and among Neenah Foundry Company, the guarantors named therein, and The Bank of New York Trust Company, N.A., as Trustee, dated as of December 29, 2006, for the 9 1/2% Senior Secured Notes due 2017

4.2	12 1/2% Senior Subordinated Note due 2013 issued by Neenah Foundry Company to Tontine Capital Partners, L.P., including the form of indenture relating to the 12 1/2% Senior Subordinated Notes due 2013

4.3	Registration Rights Agreement with respect to 9 1/2% Senior Secured Notes due 2017, by and among Neenah Foundry Company, the guarantors named therein, and Credit Suisse Securities (USA) LLC, dated December 29, 2006

4.4	Registration Rights Agreement with respect to 12 1/2% Senior Subordinated Note due 2013, by and among Neenah Foundry Company, the guarantors named therein, and Tontine Capital Partners, L.P., dated December 29, 2006

4.5	Supplemental Indenture, dated as of December 29, 2006, to the Indenture dated as of October 8, 2003, for the 11% Senior Secured Notes due 2010, among Neenah Foundry Company, the guarantors named therein, and The Bank of New York Trust Company, N.A. (as successor to The Bank of New York), as Trustee

10.1	Exchange Agreement by and among Neenah Foundry Company, the guarantors named therein, and Tontine Capital Partners, L.P., dated December 29, 2006, relating to the exchange by Tontine of $75 million of Neenah Foundry Company’s 13% Senior Subordinated Notes due 2013 for the 12 1/2% Senior Subordinated Notes due 2013

10.2	Intercreditor Agreement, dated as of December 29, 2006, by and among Neenah Foundry Company, the guarantors named therein, Bank of America, N.A., as agent, and The Bank of New York Trust Company, N.A., as Trustee and collateral agent

10.3	Security Agreement, dated as of December 29, 2006, by and among Neenah Foundry Company, its subsidiaries party thereto, and the various lenders party thereto in favor of The Bank of New York Trust Company, N.A. for the benefit of the Secured Parties referred to therein

10.4	Pledge Agreement, dated as of December 29, 2006, by and among Neenah Foundry Company, and its subsidiaries party thereto in favor of The Bank of New York Trust Company, N.A. for the benefit of the Secured Parties referred to therein

Exhibit No.	Description
10.5	Copyright, Patent, Trademark and License Mortgage, dated as of December 29, 2006, by Neenah Foundry Company in favor of The Bank of New York Trust Company, N.A. for the benefit of the Secured Parties referred to therein

10.6	Copyright, Patent, Trademark and License Mortgage, dated as of December 29, 2006, by Advanced Cast Products, Inc. in favor of The Bank of New York Trust Company, N.A. for the benefit of the Secured Parties referred to therein

10.7	Copyright, Patent, Trademark and License Mortgage, dated as of December 29, 2006, by Peerless Corporation in favor of The Bank of New York Trust Company, N.A. for the benefit of the Secured Parties referred to therein

10.8	Amendment, dated as of December 29, 2006, to the Lien Subordination Agreement, dated as of October 8, 2003, among the companies named therein, Bank of America, N.A. (as successor to Fleet Capital Corporation), as Agent for the Senior Lenders referred to therein and The Bank of New York Trust Company, N.A. (as successor to The Bank of New York), as Trustee on behalf of the Noteholders referred to therein

10.9	Amendment, dated as of December 29, 2006, to the Subordinated Pledge Agreement made and entered into as of October 8, 2003 by Neenah Foundry Company in favor of The Bank of New York Trust Company, N.A. (as successor to The Bank of New York), as Trustee on behalf of the Noteholders referred to therein

10.10	Amendment, dated as of December 29, 2006, to the Subordinated Pledge Agreement made and entered into as of October 8, 2003 by Advanced Cast Products, Inc. in favor of The Bank of New York Trust Company, N.A. (as successor to The Bank of New York), as Trustee on behalf of the Noteholders referred to therein

10.11	Amendment, dated as of December 29, 2006, to the Subordinated Pledge Agreement made and entered into as of October 8, 2003 by Dalton Corporation in favor of The Bank of New York Trust Company, N.A. (as successor to The Bank of New York), as Trustee on behalf of the Noteholders referred to therein

10.12	Amendment, dated as of December 29, 2006, to the Subordinated Pledge Agreement made and entered into as of October 8, 2003 by Mercer Forge Corporation in favor of The Bank of New York Trust Company, N.A. (as successor to The Bank of New York), as Trustee on behalf of the Noteholders referred to therein

10.13	Amended and Restated Loan and Security Agreement, dated as of December 29, 2006, by and among Neenah Foundry Company, its subsidiaries party thereto, the various lenders party thereto and Bank of America, N.A., as agent